Exhibit 10.2(a)

AMENDED AND RESTATED EMPLOYMENT AGREEMENT

This Amended and Restated Employment Agreement (the “Agreement”) effective as of the 8th day of January, 2004 between PerkinElmer, Inc., a Massachusetts corporation (hereinafter called the “Company”), and Gregory L. Summe (hereinafter referred to as the “Employee”).

WITNESSETH:

WHEREAS, the Employee is employed by the Company in a management position pursuant to an Employment Agreement dated as of January 8, 1998, as amended to date (the “Original Agreement”); and

WHEREAS, the Employee and the Company wish to amend and restate the Original Agreement, with this Agreement to supersede all prior agreements between the parties; and

NOW, THEREFORE, in consideration of the sum of One Dollar, and of the mutual covenants herein contained, the parties agree as follows:

1.	(a)	Except as hereinafter otherwise provided, the Company agrees to employ the Employee as the Chief Executive Officer and President of the Company, and the Employee agrees to remain in the employment of the Company in that capacity for a period of three years from the date hereof and for three year terms thereafter until such time as this Agreement is terminated.

	(b)	The Company will, during each year of the term of this Agreement, place in nomination before the Board of Directors of the Company the name of the Employee for election as the Chief Executive Officer and President of the Company except when a notice of termination has been given in accordance with Paragraph 5(b).

	(c)	Subject to the fiduciary obligations of the Company’s Board of Directors, and except when a notice of termination has been given in accordance with Paragraph 5(b), the Company will use reasonable efforts to cause the Employee to be elected to the Board of Directors during each year of the term of this Agreement.

2.	The Employee agrees that, during the specified period of employment, he shall, to the best of his ability, perform his duties, and shall not engage in any business, profession or occupation which would conflict with the rendition of the agreed upon services, either directly or indirectly, without the prior approval of the Board of Directors.

3.	During the period of his employment under this Agreement, the Employee shall be compensated for his services as follows:

(a)	Except as otherwise provided in this Agreement, he shall be paid a salary during the period of this Agreement at a base rate to be determined by the Company on an annual basis. Except as provided in Paragraph 3(d), such annual base salary shall under no circumstances be fixed at a rate below the annual base rate then currently in effect.

	(b)	He shall be reimbursed for any and all monies expended by him in connection with his employment for reasonable and necessary expenses on behalf of the Company in accordance with the policies of the Company then in effect.

	(c)	He shall be eligible to participate under any and all bonus, benefit, pension (including supplemental executive retirement (“SERP”)), compensation, and equity and incentive plans which are, in accordance with Company policy, available to persons in his position (within the limitation as stipulated by such plans). Such eligibility shall not automatically entitle him to participate in any such plan.

	(d)	If, because of adverse business conditions or for other reasons, the Company at any time puts into effect salary reductions applicable to all management employees of the Company generally, the salary payments required to be made under this Agreement to the Employee during any period in which such general reduction is in effect may be reduced by the same percentage as is applicable to all management employees of the Company generally. Any benefits made available to the Employee which are related to base salary shall also be reduced in accordance with any salary reduction.

4.	(a)	During the period of his employment by the Company or for any period which the Company shall continue to pay the Employee his salary under this Agreement, whichever shall be the longer, the Employee shall not directly or indirectly own, manage control, operate, be employed by, participate in or be connected with the ownership, management, operation or control of any business which competes with the Company or its subsidiaries, provided, however, that the foregoing shall not apply to ownership of stock in a publicly held corporation which ownership is disclose to the Board of Directors nor shall it apply to any other relationship which is disclosed to and approved by the Board of Directors.

	(b)	During the period of his employment by the Company and two years following the Company’s last payment of salary to him, the Employee shall not, without the written consent of the Company, utilize or disclose to others any proprietary or confidential information of any type or description which term shall be construed to mean any information developed or identified by the Company which is intended to give it an advantage over its competitors or which could give a competitor an advantage if obtained by it. Such information includes, but is not limited to, product or process design, specifications, manufacturing methods, financial or statistical information about the Company, marketing or sales information about the Company, sources of supply, lists of customers, and the Company’s plans, strategies, and contemplated actions.

	(c)	During the period of his employment by the Company or for any period during which the Company shall continue to pay the Employee his salary under this Agreement, whichever shall be longer, the Employee shall not in any way whatsoever aid or assist any party seeking to cause, initiate or effect a Change in Control of the Company as defined in Paragraph 6 without the prior approval of the Board of Directors.

2

Employment Agreement

5.	Except for the Employee covenants set forth in Paragraph 4 which covenants shall remain in effect for the periods stated therein, and subject to Paragraph 6, this Agreement shall terminate upon the happening of any of the following events and (except as provided herein) all of the Company’s obligations under this Agreement, including, but not limited to, making payments to the Employee shall cease and terminate:

(a)	On the effective date set forth in any resignation submitted by the Employee and accepted by the Company, or if no effective date is agreed upon, the date of receipt of such letter.

(b)	Three years after written notice of termination is given by the Employee to the Company.

(c)	At the end of the month in which the Employee shall have attained the age of sixty-five years.

(d)	At the death of the Employee.

(e)	At the termination of the Employee for cause. As used in the Agreement, the term “cause” shall mean:

(i)	Misappropriating any funds or property of the Company;

(ii)	Unreasonable refusal to perform the duties assigned to him under this Agreement;

(iii)	Conviction of a felony;

(iv)	Violation of the Employee’s covenants as set forth in Paragraph 4 above; or

(v)	Continued failure by the Employee to observe any of the provisions of this Agreement after being informed of such breach.

(f)	At termination of the Employee by the Company without cause.

(g)

Twelve months after written notice termination is given by the Company to the Employee based on a determination by the Board of Directors that the Employee is disabled (which, for purposes of this Agreement, shall mean that the Employee is unable to perform his regular duties, with such determination to be made by the Board of Directors, in reliance upon the opinion of the Employee’s physician or upon the opinion of one or more physicians selected by the Company). Such notice shall be given by the Company to the Employee on the 184th day of continuous disability of the Employee. Notwithstanding the foregoing, if, during the twelve-month notice period referred to above, the Employee is no longer disabled and is able to return to work, such notice of employment termination shall be rescinded, and the employment of the Employee shall continue in accordance with the terms of this Agreement. During the first 184 days of continuous disability of the Employee, the Company will make periodic payments

3

Employment Agreement

to the Employee in an amount equal to the difference between his base salary and the benefits provided by the Company’s Short-Term Disability Income Plan. During the twelve-month notice period following 184 days of continuous disability, the Company will make periodic payments to the Employee in an amount equal to the difference between his base salary and the benefits provided by the Company’s Long-Term Disability Plan. If the employment of the Employee terminates at the end of such twelve-month notice period, the Company will make periodic payments to the Employee in an amount equal to the difference between his base pay and the post-employment benefits provided to him under the Company’s Long-Term Disability Plan. Due to the fact that payments to the Employee under the Company’s Long-Term Disability Plan are not subject to federal income taxes, the payments to be made directly by the Company pursuant to the two preceding sentences shall be reduced such that the total amount received by the Employee (from the Company and from the Long-Term Disability Plan), after payment of any income taxes, is equal to the amount that the Employee would have received had he been paid his base salary, after payment of any income taxes on such base salary.

(h)	Notwithstanding the foregoing provisions, in the event of the termination of the Employee by the Company without cause pursuant to Paragraph 5(f), the Employee shall, until the expiration of his then current employment term or three years from the date of such termination, whichever is later, (i) continue to receive his Full Salary (as defined below), which shall be payable in accordance with the payment schedule in effect immediately prior to his employment termination, and (ii) continue to be entitled to participate in all employee benefit plans and arrangements of the Company (such as life, health and disability insurance and automobile arrangements but excluding qualified retirement plans, incentive arrangements and grants of equity awards) to the same extent (including coverage of dependents, if any) and upon the same terms as were in effect immediately prior to his termination. In the event of the termination of the Employee by the Company without cause, the Employee’s vested option awards shall remain exercisable through the period ending on the earlier of (A) the first anniversary of the date the Employee’s employment with the Company terminates, or (B) the expiration of the original term of the option. In addition, effective on the date of the Employee’s termination by the Company without cause, the Employee shall fully vest in all restricted stock awards, and the Employee shall, for purposes of calculating the amount of his benefit payable under the SERP pursuant to Paragraph 5.1 thereof, be credited with three additional years of “credited service”. For purposes of this Agreement, “Full Salary” shall mean the Employee’s annual base salary, plus the amount of any bonus or incentive payments (excluding payments under the Company’s long-term incentive program) earned or received by the Employee with respect to the last full fiscal year of the Company for which all bonus or Incentive payments (excluding payments under the Company’s long-term incentive program) to be made have been made.

4

Employment Agreement

6.	(a)	In the event that there is a Change in Control of the Company (as defined below),

(i) The provisions of this Agreement shall be amended as follows:

(A)	Paragraph l(a) shall be amended to read in its entirety as follows:

“Except as hereinafter otherwise provided, the Company agrees to continue to employ the Employee in the position of Chief Executive Officer and President of the Company, and the Employee agrees to remain in the employment in the Company in that capacity, for a period of three (3) years less one day from the date of the Change in Control. Except as provided in Paragraph 3(d), the Employee’s salary as set forth in Paragraph 3(a) and his other employee benefits pursuant to the plans described in Paragraph 3(c) shall not be decreased during such period.”

(B)	Paragraph 5(a) shall be amended by the addition of the following provisions at the end of such paragraph:

“, provided that the Employee agrees not to resign, except for Good Reason (as defined below), during the one-year period following the date of the Change in Control.”

(C)	Paragraph 5(b) shall be deleted in its entirety.

(D)	Paragraph 5(h) shall be amended to read in its entirety as follows:

“Notwithstanding the foregoing provisions, if, within 36 months following the occurrence of a Change in Control, the Employee’s employment by the Company is terminated (i) by the Company other than for Cause, which shall not include any failure to perform his duties hereunder after giving notice or termination for Good Reason, disability or death or (ii) by the Employee for Good Reason, (A) the Company shall pay to the Employee, on the date of his employment termination, a lump sum cash payment in an amount equal to the sum of (x) his unpaid base salary through the date of termination, (y) a pro rata portion of his prior year’s bonus and (z) his Full Salary (as defined below) multiplied by three and (B) the Employee shall for 36 months following such termination of employment be eligible to participate in all employee benefit plans and arrangements of the Company (such as life, health and disability insurance and automobile arrangements but excluding qualified retirement plans, incentive arrangements and grants of equity

5

Employment Agreement

awards) to the same extent (including coverage of dependents, if any) and upon the same terms as were in effect immediately prior to the Change in Control. For purposes of this Agreement, “Full Salary” shall mean the Employee’s annual base salary, plus the amount of any bonus or incentive payments (excluding the cash portion of the Company’s long-term incentive program) received by the Employee with respect to the last full fiscal year of the Company prior to the Change in Control for which all bonus or incentive payments (excluding the cash portion of the Company’s long-term incentive program) to be made have been made.”

(E)	Paragraph 9 shall be amended to read in its entirety as follows

“The Employee may pursue any lawful remedy he deems necessary or appropriate for enforcing his rights under this Agreement following a Change in Control of the Company, and all costs incurred by the Employee in connection therewith (including without limitation attorneys’ fees) shall be promptly reimbursed to him by the Company, regardless of the outcome of such endeavor.”

(ii)	The Employee’s outstanding restricted stock and option awards shall fully vest, and the vested option awards shall remain exercisable through the period ending on the earlier of:

(A)	the later of (I) the third anniversary of the Change in Control or (II) the first anniversary of the date the Employee’s employment with the Company terminates, or

(B)	the expiration of the original term of the option

(iii)	The Employee shall become fully vested in the SERP and, for purposes of calculating the amount of his benefit payable under the SERP pursuant to Paragraph 5.1 thereof, shall be credited with three additional years of “credited service”.

(iv)

Payments under this Agreement or any other plan or arrangement covering the Employee shall be made without regard to whether the deductibility of such payments (or any other “parachute payments,” as that term is defined in Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), to or for the benefit of the Employee) would be limited or precluded by Section 280G and without regard to whether such payments (or any other “parachute payments” as so defined in said Section 280G)

6

Employment Agreement

would subject the Employee to the federal excise tax levied on certain “excess parachute payments” under Section 4999 of the Code (the “Excise Tax”). The Employee shall be entitled to receive one or more payments (each a “Gross-Up Payment”) which shall be an amount equal to the sum of (a) the Excise Tax imposed on any parachute payment, whether or not payable under this Agreement, and (b) the amount necessary to pay all additional taxes imposed on (or economically borne by) the Employee (including the Excise Tax, state and federal income taxes and all applicable withholding taxes) attributable to the receipt of a Gross-Up Payment, computed assuming the application of the maximum tax rates provided by law, so that after the payment of all applicable income taxes and excise taxes, the Employee will be in the same economic position in which he would have been if the Excise Tax had not been applicable. The determination of a Gross-Up Payment shall be made at the Company’s expense by the Company’s independent auditors or by such other certified public accounting firm as the Board of Directors of the Company may designate prior to a Change in Control of the Company. A Gross-Up Payment shall be made at least 14 business days in advance of the due date of any Excise Tax, except that any Gross-Up Payment related to payments pursuant to Paragraph 6(a)(i)(D) shall be made upon termination of employment. In the event of any underpayment or overpayment under this Paragraph 6(a)(iv) as determined by the Company’s independent auditors (or such other firm as may have been designated in accordance with the preceding sentence), the amount of such underpayment or overpayment shall forthwith be paid to the Employee or refunded to the Company, as the case may be, with interest at the applicable federal rate provided for in Section 7872(f)(2) of the Code. The provisions for Gross-Up Payment in this Paragraph 6(a)(iv) shall apply regardless of whether or not the Employee has terminated employment with the Company.

(b)	For purposes of this Agreement, a “Change in Control of the Company” means an event or occurrence set forth in any one or more of clauses (i) through (iv) below (including an event or occurrence that constitutes a Change in Control under one or such clauses but is specifically exempted from another such clause):

(i)

the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (a “Person”) of beneficial ownership of any capital stock or the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 20% or more of either (A) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this paragraph (i), none of the following acquisitions of Outstanding Company Common Stock or Outstanding Company Voting Securities shall constitute a Change in Control: (I) any

7

Employment Agreement

acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (II) any acquisition by the Company, (II) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (IV) any acquisition by any corporation pursuant to a transaction which complies with subclauses (A) and (B) of clause (iii) of this Paragraph 6(b); or

(ii)	such time as the Continuing Directors (as defined below) do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term “Continuing Director” means at any date a member of the Board (A) who was a member of the Board on the date of the execution of this Agreement or (B) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (B) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or

(iii)

the consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (A) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then outstanding securities entitled to vote generally in the election of directors, respectively, of the surviving, resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company’s assets either directly or through one or more other entities) (such resulting or acquiring corporation is referred to herein as the “Acquiring Corporation”) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Stock and Outstanding Company Voting Securities, respectively; and (B) no Person

8

Employment Agreement

beneficially owns, directly or indirectly, 20% or more of the then outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination); or

(iv)	approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

(c)	For purposes of this Agreement, “Good Reason” shall mean the occurrence of any of the following events, except as provided in Paragraph 3(d): (i) a reduction in the Employee’s base salary as in effect on the date hereof or as the same maybe increased from time to time; (ii) a failure by the Company to pay annual cash bonuses to the Employees in an amount at least equal to the most recent annual cash bonuses paid to the Employee; (iii) a failure by the Company to maintain in effect any material compensation or benefit plan in which the Employee participated immediately prior to the Change in Control, unless an equitable arrangement has been made with respect to such plan, or a failure to continue the Employee’s participation therein on a basis not materially less favorable than existed immediately prior to the Change in Control; (iv) any significant and substantial diminution in the Employee’s position, duties, responsibilities or title as in effect immediately prior to the Change in Control; (v) any requirement by the Company that the location at which the Employee performs his principal duties be changed to a new location outside a radius of 25 miles from the Employee’s principal place of employment immediately prior to the Change in Control; (vi) any requirement by the Company that the Employee travel on an overnight basis to an extent not substantially consistent with the Employee’s business travel obligations immediately prior to the Change in Control; or (vii) the failure of the Company to obtain the agreement, in a form reasonably satisfactory to the Employee, from any successor to the Company to assume and agree to perform this Agreement. Notwithstanding the foregoing, the resignation shall not be considered to be for Good Reason if any such circumstances are fully corrected prior to the date of resignation. The Employee’s right to terminate his employment for Good Reason shall not be affected by his incapacity due to physical or mental illness.

7.	The Employee shall have no duty to mitigate the amount of any payments contemplated by this Agreement.

8.	Neither the Employee nor, in the event of his death, his legal representative, beneficiary or estate, shall have the power to transfer, assign, mortgage or otherwise encumber in advance any of the payments provided for ill this Agreement, nor shall any payments nor assets or funds of the Company be subject to seizure for the payment of any debts, judgments, liabilities, bankruptcy or other actions.

9.	Any controversy relating to this Agreement and not resolved by the Board of Directors and the Employee shall be settled by arbitration in the City of Boston, Commonwealth of

9

Employment Agreement

Massachusetts, pursuant to the rules then obtaining of the American Arbitration Association, and judgment upon the award may be entered in any court having jurisdiction, and the Board of Directors and Employee agree to be bound by the arbitration decision on any such controversy. Unless otherwise agreed by the parties hereto, arbitration will be by three arbitrators selected from the panel of the American Arbitration Association. The full cost of any such arbitration shall be borne by the Company.

10.	Failure to insist upon strict compliance with any of the terms, covenants, or conditions hereof shall not be deemed a waiver of such terms, covenant, or condition, nor shall any waiver or relinquishment of any right or power hereunder at any one or more times be deemed a waiver or relinquishment of such right or power at any other time or times by either party.

11.	All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered personally to the Employee or to the General Counsel of the Company or when mailed by registered or certified mail to the other party (if to the Company, at 45 William Street, Wellesley, Massachusetts 02481, attention General Counsel; if to the Employee, at the last known address of the Employee as set forth in the records of the Company).

12.	This Agreement has been executed and delivered and shall be construed in accordance with the laws of the Commonwealth of Massachusetts. This Agreement is and shall be binding on the respective legal representatives or successors of the parties, but shall not be assignable except to a successor to the Company by virtue of a merger, consolidation or acquisition of all or substantially all of the assets of the Company. This Agreement constitutes and embodies the entire understanding and agreement of the parties and, except as otherwise provided herein, there are no other agreements or understandings, written or oral, in effect between the parties hereto relating to the employment of the Employee by the Company. All previous employment contracts between the Employee and the Company or any of the Company’s present or former subsidiaries or affiliates, including without limitation the Original Agreement, are hereby canceled and of no effect.

13.	The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company to assume expressly in writing and to agree to perform its obligations under this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain an assumption of this Agreement prior to the effectiveness of succession shall be a breach of this Agreement. As used in this Agreement, “the Company” shall mean the Company as defined above and any successor to its business or assets as aforesaid which assumes and agrees to perform this Agreement, whether by operation of law or otherwise.

10

Employment Agreement

IN WITNESS WHEREOF, the Company has caused its seal to be hereunto affixed and these presents to be signed by its proper officers, and the Employee has hereunto set his hand and seal this 27th day of July, 2004, effective as of the day and year first above written.

(SEAL)	PERKINELMER, INC.

	By:	/s/ G. Robert Tod
G. Robert Tod Chairperson, Compensation and Benefits Committee

/s/ Gregory L. Summe Gregory L. Summe

11

Employment Agreement

Exhibit 10.2(b)

AMENDED AND RESTATED EMPLOYMENT AGREEMENT

This Amended and Restated Employment Agreement (the “Agreement”) made this 23rd day of June, 2004, between PerkinElmer, Inc., a Massachusetts corporation (hereinafter called the “Company”), and Robert F. Friel (hereinafter referred to as the “Employee”).

WITNESSETH:

WHEREAS, the Employee is employed by the Company in a management position pursuant to an Employment Agreement dated as of November 18, 1999 (the “Original Agreement”); and

WHEREAS, the Employee and the Company wish to amend and restate the Original Agreement, with this Agreement to supersede all prior agreements between the parties; and

WHEREAS, the Employee hereby agrees to the compensation herein provided and agrees to serve the Company to the best of his ability during the period of this Agreement.

NOW, THEREFORE, in consideration of the sum of One Dollar, and of the mutual covenants herein contained, the parties agree as follows:

1.

(a)    Except as hereinafter otherwise provided, the Company agrees to employ the employee in a management position with the Company, and the Employee agrees to remain in the employment of the Company in that capacity for a period of one year from the date hereof and from year to year thereafter until such time as this Agreement is terminated.

(b)	The Company will, during each year of the term of this Agreement, place in nomination before the Board of Directors of the Company the name of the Employee for election as an Officer of the Company except when a notice of termination has been given in accordance with Paragraph 5(b).

2.	The Employee agrees that, during the specified period of employment, he shall, to the best of his ability, perform his duties, and shall devote his full business time, best efforts, business judgment, skill and knowledge to the advancement of the Company and its interests and to the discharge of his duties and responsibilities hereunder. The Employee shall not engage in any business, profession or occupation which would conflict with the rendition of the agreed-upon services, either directly or indirectly, without the prior approval of the Board of Directors, except for personal investment, charitable and philanthropic activities.

3.	During the period of his employment under this Agreement, the Employee shall be compensated for his services as follows:

(a)	Except as otherwise provided in this Agreement, he shall be paid a salary during the period of this Agreement at a base rate to be determined by the Company on an annual basis. Except as provided in Paragraph 3(d), such annual base salary shall under no circumstances be fixed at a rate below the annual base rate then currently in effect;

(b)	He shall be reimbursed for any and all monies expended by him in connection with his employment for reasonable and necessary expenses on behalf of the Company in accordance with the policies of the Company then in effect;

(c)	He shall be eligible to participate under any and all bonus, benefit, pension (including supplemental executive retirement (“SERP”)), compensation, and equity and incentive plans which are, in accordance with Company policy, available to persons in his position (within the limitation as stipulated by such plans). Such eligibility shall not automatically entitle him to participate in any such plan;

(d)	If, because of adverse business conditions or for other reasons, the Company at any time puts into effect salary reductions applicable at a single rate to all management employees of the Company generally, the salary payments required to be made under this Agreement to the Employee during any period in which such general reduction is in effect may be reduced by the same percentage as is applicable to all management employees of the Company generally. Any benefits made available to the Employee which are related to base salary shall also be reduced in accordance with any salary reduction.

4.

(a)    So long as the Employee is employed by the Company and for a period of one year after the termination or expiration of employment, the Employee will not directly or indirectly: (i) as an individual proprietor, partner, stockholder, officer, employee, director, joint venturer, investor, lender, or in any other capacity whatsoever (other than as the holder of not more than one percent (1%) of the total outstanding stock of a publicly held company), engage directly or indirectly in any business or entity which competes with the business conducted by the Company or its affiliates in any city or geographic area in which the company or its affiliates conduct material operations at the time of termination of employment under this Agreement, except as approved in advance by the Board after full and adequate disclosure; or (ii) recruit, solicit or induct, or attempt to induce, any employee or employees of the company to terminate their employment with, to otherwise cease their relationship with, the Company; or (iii) solicit, divert or take away, or attempt to divert or to take away, the business or patronage of any of the clients, customers or accounts, of the Company that were contacted, solicited or served by the Employee while employed by the Company.

(b)	If any restriction set forth in this Paragraph 4 is found by any court of competent jurisdiction to be unenforceable because it extends for too long a period of time or over too great a range of activities or in too broad a geographical area, it shall be interpreted to extend only over the maximum period of time, range of activities or geographic area as to which it may be enforceable.

2

Employment Agreement

(c)	The restrictions contained in this Paragraph 4 are necessary for the protection of the business and goodwill of the Company and are considered by the Employee to be reasonable for such purpose. The Employee agrees that any breach of this Paragraph 4 will cause the Company substantial and irrevocable damage and therefore, in the event of any such breach, in addition to such other remedies which may be available, the Company shall have the right to seek specific performance and injunctive relief.

(d)	The Employee agrees to sign and be bound by the Employee Patent and Proprietary Information Utilization Agreement in the form attached hereto.

(e)	During the period of his employment by the Company or for any period during which the Company shall continue to pay the Employee his salary under this Agreement, whichever shall be longer, the Employee shall not in any way whatsoever aid or assist any party seeking to cause, initiate or effect a Change in Control of the Company as defined in Paragraph 6 without the prior approval of the Board of Directors.

5.	Except for the Employee covenants set forth in Paragraph 4 which covenants shall remain in effect for the periods stated therein, and subject to Paragraph 6, this Agreement shall terminate upon the happening of any of the following events and (except as provided herein) all of the Company’s obligations under this Agreement, including, but not limited to, making payments to the Employee shall cease and terminate:

(a)	On the effective date set forth in any resignation submitted by the Employee and accepted by the Company, or if no effective date is agreed upon, the date of receipt of such resignation letter;

(b)	One year after written notice of termination is given by the Company to the Employee;

(c)	At the death of the Employee;

(d)	At the termination of the Employee for cause. As used in the Agreement, the term “cause” shall mean:

(i)	Misappropriating any funds or property of the Company;

(ii)	Unreasonable refusal to perform the duties assigned to him under this Agreement;

(iii)	Conviction of a felony;

(iv)	Continuous conduct bringing notoriety to the Company and having an adverse effect on the name or public image of the Company;

(v)	Violation of the Employee’s covenants as set forth in Paragraph 4 above; or

3

Employment Agreement

(vi)	Continued failure by the Employee to observe any of the provisions of this Agreement after being informed of such breach.

(e)	Twelve months after written notice of termination (a “Disability Termination Notice”) is given by the Company to the Employee based on a determination by the Board of Directors that the Employee is disabled (which, for purposes of this Agreement, shall mean that the Employee is unable to perform his regular duties, with such determination to be made by the Board of Directors, in reliance upon the opinion of the Employee’s physician or upon the opinion of one or more physicians selected by the Company). A Disability Termination Notice shall be deemed properly delivered if given by the Company to the Employee on the 184th day of continuous disability of the Employee. Notwithstanding the foregoing, if, during the twelve-month period following proper delivery of a Disability Termination Notice as aforesaid, the Employee is no longer disabled and is able to return to work, such Disability Termination Notice shall be deemed automatically rescinded upon the Employee’s return to work, and the employment of the Employee shall continue in accordance with the terms of this Agreement. During the first 184 days of continuous disability of the Employee, the Company will make periodic payments to the Employee in an amount equal to the difference between his base salary and the benefits received by the Employee under the Company’s Short-Term Disability Income Plan. During the twelve-month period following proper delivery of a Disability Termination Notice as aforesaid, the Company will make periodic payments to the Employee in an amount equal to the difference between his base salary and the benefits provided by the Company’s Long-Term Disability Plan. If any payments to the Employee under the Company’s Long-Term Disability Plan are not subject to federal income taxes, the payments to be made directly by the Company pursuant to the preceding sentence shall be reduced such that the total amount received by the Employee (from the Company and from the Long-Term Disability Plan), after payment of any income taxes, is equal to the amount that the Employee would have received had he been paid his base salary, after payment of any income taxes on such base salary.

(f)	In the event of the termination of the Employee by the Company pursuant to Paragraph 5(b) above, the Employee shall, for a period of one year from the date this agreement shall terminate, (i) continue to receive his Full Salary (as defined below), which shall be payable in accordance with the payment schedule in effect immediately prior to his employment termination, and (ii) continue to be entitled to participate in all employee benefit plans and arrangements of the Company (such as life, health and disability insurance and automobile arrangements but excluding qualified retirement plans, incentive arrangements and grants of equity awards) to the same extent (including coverage of dependents, if any) and upon the same terms as were in effect immediately prior to his termination. In addition, effective on the date this Agreement shall terminate, the Employee shall, for purposes of calculating the amount of his benefit payable under the SERP pursuant to Paragraph 5.1 thereof, be credited with one additional year of “credited service”. For purposes of this Agreement, “Full Salary” shall mean the

4

Employment Agreement

Employee’s annual base salary, plus the amount of any bonus or incentive payments (excluding payments under the Company’s long-term incentive program) earned or received by the Employee with respect to the last full fiscal year of the Company for which all bonus or incentive payments (excluding payments under the Company’s long-term incentive program) to be made have been made.

(g)	In the event of a termination of employment pursuant to Paragraph 5(a), (c) or (d), the Company shall pay the Employee his full salary through the date of termination of employment.

6.	(a) In the event of a Change in Control of the Company (as defined below),

(i)	The provisions of this Agreement shall be amended as follows:

(A)	Paragraph 1(a) shall be amended to read in its entirety as follows:

“Except as hereinafter otherwise provided, the Company agrees to continue to employ the Employee in a management position with the Company, and the Employee agrees to remain in the employment in the Company in that capacity, for a period of three (3) years from the date of the Change in Control. Except as provided in Paragraph 3d, the Employee’s salary as set forth in Paragraph 3a and his other employee benefits pursuant to the plans described in Paragraph 3c shall not be decreased during such period.”

(B)	Paragraph 5(a) shall be amended by the addition of the following provision at the end of such paragraph:

“provided that the Employee agrees not to resign, except for Good Reason (as defined below), during the one-year period following the date of the Change in Control.”

(C)	Paragraph 5(b) shall be deleted in its entirety.

(D)	Paragraph 5(f) shall be amended to read in its entirety as follows:

“Notwithstanding the foregoing provisions, if, within 36 months following the occurrence of a Change in Control, the Employee’s employment by the Company is terminated (i) by the Company other than for Cause, which shall not include any failure to perform his duties hereunder after giving notice or termination for Good Reason, disability or

5

Employment Agreement

death or (ii) by the Employee for Good Reason, (A) the Company shall pay to the Employee, on the date of his employment termination, a lump sum cash payment in an amount equal to the sum of (x) his unpaid base salary through the date of termination, (y) a pro rata portion of his prior year’s bonus and (z) his Full Salary (as defined below) multiplied by three, and (B) the Employee shall for 36 months following such termination of employment be eligible to participate in all employee benefit plans and arrangements of the Company (such as life, health and disability insurance and automobile arrangements but excluding qualified retirement plans, incentive arrangements and grants of equity awards) to the same extent (including coverage of dependents, if any) and upon the same terms as were in effect immediately prior to the Change in Control. For purposes of this Agreement, “Full Salary” shall mean the Employee’s annual base salary, plus the amount of any bonus or incentive payments excluding the cash portion of the Company’s long-term incentive program) received by the Employee with respect to the last full fiscal year of the Company prior to the Change in Control for which all bonus or incentive payments (excluding the cash portion of the Company’s long-term incentive program) to be made have been made.”

(E)	Paragraph 8 shall be amended to read in its entirety as follows:

“The Employee may pursue any lawful remedy he deems necessary or appropriate for enforcing his rights under this Agreement following a Change in Control of the Company, and all costs incurred by the Employee in connection therewith (including without limitation attorneys’ fees) shall be promptly reimbursed to him by the Company, regardless of the outcome of such endeavor.”

(ii)	The Employee’s outstanding restricted stock and option awards shall fully vest, and the vested option awards shall remain exercisable through the period ending on the earlier of:

(A)	the later of (I) the third anniversary of the Change in Control or (II) the first anniversary of the date the Employee’s employment with the Company terminates, or

6

Employment Agreement

(B)	the expiration of the original term of the option.

(iii)	The Employee shall become fully vested in the SERP and, for purposes of calculating the amount of his benefit payable under the SERP pursuant to Paragraph 5.1 thereof, shall be credited with three additional years of “credited service”.

(iv)	Payments under this Agreement or any other plan or arrangement covering the Employee shall be made without regard to whether the deductibility of such payments (or any other “parachute payments,” as that term is defined in Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), to or for the benefit of the Employee) would be limited or precluded by Section 280G and without regard to whether such payments (or any other “parachute payments” as so defined in said Section 280G ) would subject the Employee to the federal excise tax levied on certain “excess parachute payments” under Section 4999 of the Code (the “Excise Tax”). The Employee shall be entitled to receive one or more payments (each, a “Gross-Up Payment”) which shall be an amount equal to the sum of (a) the Excise Tax imposed on any parachute payment, whether or not payable under this Agreement, and (b) the amount necessary to pay all additional taxes imposed on (or economically borne by) the Employee (including the Excise Tax, state and federal income taxes and all applicable withholding taxes) attributable to the receipt of a Gross-Up Payment, computed assuming the application of the maximum tax rates provided by law. The determination of a Gross-Up Payment shall be made at the Company’s expense by the Company’s independent auditors or by such other certified public accounting firm as the Board of Directors of the Company may designate prior to a Change in Control of the Company. A Gross-Up Payment shall be made at least 14 business days in advance of the due date of any Excise Tax, except that any Gross-Up Payment related to payments pursuant to Paragraph 6(a)(i)(D) shall be made upon termination of employment. In the event of any underpayment or overpayment under this Paragraph 6(a)(iv) as determined by the Company’s independent auditors (or such other firm as may have been designated in accordance with the preceding sentence), the amount of such underpayment or overpayment shall forthwith be paid to the Employee or refunded to the Company, as the case may be, with interest at the applicable federal rate provided for in Section 7872(f)(2) of the Code. The provisions for Gross-Up Payment in this Paragraph 6(a)(iv) shall apply regardless of whether or not the Employee has terminated employment with the Company.

7

Employment Agreement

(b)	For purposes of this Agreement, a “Change in Control of the Company” means an event or occurrence set forth in any one or more of clauses (i) through (iv) below (including an event or occurrence that constitutes a Change in Control under one or such clauses but is specifically exempted from another such clause):

(i)	the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (a “Person”) of beneficial ownership of any capital stock or the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 20% or more of either (A) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this paragraph (i), none of the following acquisitions of Outstanding Company Common Stock or Outstanding Company Voting Securities shall constitute a Change in Control: (I) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (II) any acquisition by the Company, (III) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (IV) any acquisition by any corporation pursuant to a transaction which complies with subclauses (A) and (B) of clause (iii) of this Paragraph 6(b); or

(ii)	such time as the Continuing Directors (as defined below) do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term “Continuing Director” means at any date a member of the Board (A) who was a member of the Board on the date of the execution of this Agreement or (B) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (B) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or

(iii)	the consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange involving the Company, or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (A) all or substantially all of the individuals and entities who

8

Employment Agreement

were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the surviving, resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company’s assets either directly or through one or more other entities) (such resulting or acquiring corporation is referred to herein as the “Acquiring Corporation”) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Stock and Outstanding Company Voting Securities, respectively; and (B) no Person beneficially owns, directly or indirectly, 20% or more of the then outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination); or

(iv)	approval by the stockholders of the Company or a complete liquidation or dissolution of the Company.

(c)	For purposes of this Agreement, “Good Reason” shall mean the occurrence of any of the following events: (i) a reduction in the Employee’s base salary as in effect on the date hereof or as the same may be increased from time to time, except as provided in Paragraph 3(d); (ii) a failure by the Company to pay annual cash bonuses to the Employees in an amount at least equal to the most recent annual cash bonuses paid to the Employee; (iii) a failure by the Company to maintain in effect any material compensation or benefit plan in which the Employee participated immediately prior to the Change in Control, unless an equitable arrangement has been made with respect to such plan, or a failure to continue the Employee’s participation therein on a basis not materially less favorable than existed immediately prior to the Change in Control; (iv) any significant and substantial diminution in the Employee’s position, duties, authorities, responsibilities or title as in effect immediately prior to the Change in Control; (v) any requirement by the Company that the location at which the Employee performs his principal duties be changed to a new location outside a radius of 25 miles from the Employee’s principal place of employment immediately prior to the Change in Control;(vi) any requirement by the Company that the Employee travel on an overnight basis to an extent not substantially consistent with the Employee’s business travel obligations immediately prior to the Change in Control or (vii) the failure of the Company to obtain the agreement, in a form reasonably satisfactory to the Employee, from any successor to the Company to assume and agree to perform this Agreement. Notwithstanding the foregoing, the resignation shall not be considered to be for Good Reason if any such

9

Employment Agreement

circumstances are fully corrected prior to the date of resignation. The Employee’s right to terminate his employment for Good Reason shall not be affected by his incapacity due to physical or mental illness.

7.	Neither the Employee nor, in the event of his death, his legal representative, beneficiary or estate, shall have the power to transfer, assign, mortgage or otherwise encumber in advance any of the payments provided for in this Agreement, nor shall any payments nor assets or funds of the Company be subject to seizure for the payment of any debts, judgments, liabilities, bankruptcy or other actions.

8.	Any controversy relating to this Agreement and not resolved by the Board of Directors and the Employee shall be settled by arbitration in the City of Boston, Commonwealth of Massachusetts, pursuant to the rules then obtaining of the American Arbitration Association, and judgment upon the award may be entered in any court having jurisdiction, and the Board of Directors and Employee agree to be bound by the arbitration decision on any such controversy. Unless otherwise agreed by the parties hereto, arbitration will be by three arbitrators selected from the panel of the American Arbitration Association. The full cost of any such arbitration shall be borne by the Company.

9.	Failure to insist upon strict compliance with any of the terms, covenants, or conditions hereof shall not be deemed a waiver of such term, covenant, or condition, nor shall any waiver or relinquishment of any right or power hereunder at any one or more times be deemed a waiver or relinquishment of such right or power at any other time or times by either party.

10.	All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered personally to the Employee or to the General Counsel of the Company or when mailed by registered or certified mail to the other party (if to the Company, at 45 William Street, Wellesley, Massachusetts 02481, attention General Counsel; if to the Employee, at the last known address of the Employee as set forth in the records of the Company).

11.	This Agreement has been executed and delivered and shall be construed in accordance with the laws of the Commonwealth of Massachusetts. This Agreement is and shall be binding on the respective legal representatives or successors of the parties, but shall not be assignable except to a successor to the Company by virtue of a merger, consolidation or acquisition of all or substantially all of the assets of the Company. This Agreement constitutes and embodies the entire understanding and agreement of the parties and, except as otherwise provided herein, there are no other agreements or understandings, written or oral, in effect between the parties hereto relating to the employment of the Employee by the Company. All previous employment contracts between the Employee and the Company or any of the Company’s present or former subsidiaries or affiliates are hereby canceled and of no effect.

12.	The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of

10

Employment Agreement

the Company to assume expressly in writing and to agree to perform its obligations under this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain an assumption of this Agreement prior to the effectiveness of succession shall be a breach of this Agreement. As used in this Agreement, “the Company” shall mean the Company as defined above and any successor to its business or assets as aforesaid which assumes and agrees to perform this Agreement, whether by operation of law or otherwise.

IN WITNESS WHEREOF, the Company has caused its seal to be hereunto affixed and these presents to be signed by its proper officers, and the Employee has hereunto set his hand and seal this 23rd day of June, 2004, effective as of the day and year first above written.

(SEAL)	PERKINELMER, INC.

	By:	/s/ Gregory L. Summe
Gregory L. Summe
Chairman and Chief Executive Officer

Employee:	/s/ Robert F. Friel
Robert F. Friel

11

Employment Agreement

Exhibit 10.2(c)

AMENDED AND RESTATED EMPLOYMENT AGREEMENT

This Amended and Restated Employment Agreement (the “Agreement”) made this 11th day of June, 2004 between PerkinElmer, Inc., a Massachusetts corporation (hereinafter called the “Company”), and Jeffrey D. Capello (hereinafter referred to as the “Employee”).

WITNESSETH:

WHEREAS, the Employee is employed by the Company in a management position pursuant to an Employment Agreement dated as of April 29, 2002 (the “Original Agreement”) ; and

WHEREAS, the Employee and the Company wish to amend and restate the Original Agreement, with this Agreement to supersede all prior agreements between the parties; and

WHEREAS, the Employee hereby agrees to the compensation herein provided and agrees to serve the Company to the best of his ability during the period of this Agreement.

NOW, THEREFORE, in consideration of the sum of One Dollar, and of the mutual covenants herein contained, the parties agree as follows:

1.

(a)    Except as hereinafter otherwise provided, the Company agrees to employ the employee in a management position with the Company, and the Employee agrees to remain in the employment of the Company in that capacity for a period of one year from the date hereof and from year to year thereafter until such time as this Agreement is terminated in accordance with Paragraph 5.

(b)	The Company will, during each year of the term of this Agreement, place in nomination before the Board of Directors of the Company the name of the Employee for election as an Officer of the Company except when a notice of termination has been given in accordance with Paragraph 5(b).

2.	The Employee agrees that, during the specified period of employment, he shall, to the best of his ability, perform his duties, and shall devote his full business time, best efforts, business judgment, skill and knowledge to the advancement of the Company and its interests and to the discharge of his duties and responsibilities hereunder. The Employee shall not engage in any business, profession or occupation which would conflict with the rendition of the agreed-upon services, either directly or indirectly, without the prior approval of the Board of Directors, except for personal investment, charitable and philanthropic activities.

3.	During the period of his employment under this Agreement, the Employee shall be compensated for his services as follows:

(a)	Except as otherwise provided in this Agreement, he shall be paid a salary during the period of this Agreement at a base rate to be determined by the Company on an annual basis. Except as provided in Paragraph 3(d), such annual base salary shall under no circumstances be fixed at a rate below the annual base rate then currently in effect;

(b)	He shall be reimbursed for any and all monies expended by him in connection with his employment for reasonable and necessary expenses on behalf of the Company in accordance with the policies of the Company then in effect;

(c)	He shall be eligible to participate under any and all bonus, benefit, pension, compensation, and equity and incentive plans which are, in accordance with Company policy, available to persons in his position (within the limitation as stipulated by such plans). Such eligibility shall not automatically entitle him to participate in any such plan;

(d)	If, because of adverse business conditions or for other reasons, the Company at any time puts into effect salary reductions applicable at a single rate to all management employees of the Company generally, the salary payments required to be made under this Agreement to the Employee during any period in which such general reduction is in effect may be reduced by the same percentage as is applicable to all management employees of the Company generally. Any benefits made available to the Employee which are related to base salary shall also be reduced in accordance with any salary reduction.

4.	(a) So long as the Employee is employed by the Company and for a period of one year after the termination or expiration of employment, the Employee will not directly or indirectly: (i) as an individual proprietor, partner, stockholder, officer, employee, director, joint venturer, investor, lender, or in any other capacity whatsoever (other than as the holder of not more than one percent (1%) of the total outstanding stock of a publicly held company), engage directly or indirectly in any business or entity which competes with the business conducted by the Company or its affiliates in any city or geographic area in which the Company or its affiliates conduct material operations at the time of termination of employment under this Agreement, except as approved in advance by the Board after full and adequate disclosure; or (ii) recruit, solicit or induce, or attempt to induce, any employee or employees of the company to terminate their employment with, to otherwise cease their relationship with, the Company; or (iii) solicit, divert or take away, or attempt to divert or to take away, the business or patronage of any of the clients, customers or accounts, of the Company that were contacted, solicited or served by the Employee while employed by the Company.

(b)	If any restriction set forth in this Paragraph 4 is found by any court of competent jurisdiction to be unenforceable because it extends for too long a period of time or over too great a range of activities or in too broad a geographical area, it shall be interpreted to extend only over the maximum period of time, range of activities or geographic area as to which it may be enforceable.

Employment Agreement

(c)	The restrictions contained in this Paragraph 4 are necessary for the protection of the business and goodwill of the Company and are considered by the Employee to be reasonable for such purpose. The Employee agrees that any breach of this Paragraph 4 will cause the Company substantial and irrevocable damage and therefore, in the event of any such breach, in addition to such other remedies which may be available, the Company shall have the right to seek specific performance and injunctive relief.

(d)	The Employee agrees to sign and be bound by the Employee Patent and Proprietary Information Utilization Agreement in the form attached hereto.

(e)	During the period of his employment by the Company or for any period during which the Company shall continue to pay the Employee his salary under this Agreement, whichever shall be longer, the Employee shall not in any way whatsoever aid or assist any party seeking to cause, initiate or effect a Change in Control of the Company as defined in Paragraph 6 without the prior approval of the Board of Directors.

5.	Except for the Employee covenants set forth in Paragraph 4 which covenants shall remain in effect for the periods stated therein, and subject to Paragraph 6, this Agreement shall terminate upon the happening of any of the following events and (except as provided herein) all of the Company’s obligations under this Agreement, including, but not limited to, making payments to the Employee shall cease and terminate:

(a)	On the effective date set forth in any resignation submitted by the Employee and accepted by the Company, or if no effective date is agreed upon, the date of receipt by the Company of such resignation letter;

(b)	On the date set forth in a written notice of termination given by the Company to the Employee (the “Paragraph 5(b) Termination Date”);

(c)	At the death of the Employee;

(d)	At the termination of the Employee for cause. As used in the Agreement, the term “cause” shall mean:

(i)	Misappropriating any funds or property of the Company;

(ii)	Unreasonable refusal to perform the duties assigned to him under this Agreement;

(iii)	Conviction of a felony;

(iv)	Continuous conduct bringing notoriety to the Company and having an adverse effect on the name or public image of the Company;

(v)	Violation of the Employee’s covenants as set forth in Paragraph 4 above; or

Employment Agreement

(vi)	Continued failure by the Employee to observe any of the provisions of this Agreement after being informed of such breach.

(e)	Twelve months after written notice of termination (a “Disability Termination Notice”) is given by the Company to the Employee based on a determination by the Board of Directors that the Employee is disabled (which, for purposes of this Agreement, shall mean that the Employee is unable to perform his regular duties, with such determination to be made by the Board of Directors, in reliance upon the opinion of the Employee’s physician or upon the opinion of one or more physicians selected by the Company). A Disability Termination Notice shall be deemed properly delivered if given by the Company to the Employee on the 184th day of continuous disability of the Employee. Notwithstanding the foregoing, if, during the twelve-month period following proper delivery of a Disability Termination Notice as aforesaid, the Employee is no longer disabled and is able to return to work, such Disability Termination Notice shall be deemed automatically rescinded upon the Employee’s return to work, and the employment of the Employee shall continue in accordance with the terms of this Agreement. During the first 184 days of continuous disability of the Employee, the Company will make periodic payments to the Employee in an amount equal to the difference between his base salary and the benefits received by the Employee under the Company’s Short-Term Disability Income Plan. During the twelve-month period following proper delivery of a Disability Termination Notice as aforesaid, the Company will make periodic payments to the Employee in an amount equal to the difference between his base salary and the benefits provided by the Company’s Long-Term Disability Plan. If any payments to the Employee under the Company’s Long-Term Disability Plan are not subject to federal income taxes, the payments to be made directly by the Company pursuant to the preceding sentence shall be reduced such that the total amount received by the Employee (from the Company and from the Long-Term Disability Plan), after payment of any income taxes, is equal to the amount that the Employee would have received had he been paid his base salary, after payment of any income taxes on such base salary.

(f)	In the event of the termination of the Employee by the Company pursuant to Paragraph 5(b) above, and subject to the Employee’s full execution of a severance agreement and release drafted by and satisfactory to counsel for the Company, the Employee shall, for a period of one year from the Paragraph 5(b) Termination Date, (i) continue to receive his Full Salary (as defined below), which shall be payable in accordance with the payment schedule in effect immediately prior to his employment termination, and (ii) continue to be entitled to participate in all employee benefit plans and arrangements of the Company (such as life, health and disability insurance and automobile arrangements but excluding qualified retirement plans, incentive arrangements and grants of equity awards) to the same extent (including coverage of dependents, if any) and upon the same terms as were in effect immediately prior to his termination. For purposes of this Agreement, “Full Salary” shall mean the Employee’s annual base salary, plus the amount of any bonus or incentive payments (excluding payments under the

Employment Agreement

Company’s long-term incentive program) earned or received by the Employee with respect to the last full fiscal year of the Company for which all bonus or incentive payments (excluding payments under the Company’s long-term incentive program) to be made have been made.

(g)	In the event of a termination of employment pursuant to Paragraph 5(a), (c) or (d), the Company shall pay the Employee his full salary through the date of termination of employment. The Employee shall not be entitled to receive any additional compensation beyond his date of termination.

6.	(a) In the event of a Change in Control of the Company (as defined below),

(i)	The provisions of this Agreement shall be amended as follows:

(A)	Paragraph l(a) shall be amended to read in its entirety as follows:

“Except as hereinafter otherwise provided, the Company agrees to continue to employ the Employee in a management position with the Company, and the Employee agrees to remain in the employment in the Company in that capacity, for a period of three (3) years from the date of the Change in Control. Except as provided in Paragraph 3(d), the Employee’s salary as set forth in Paragraph 3(a) and his other employee benefits pursuant to the plans described in Paragraph 3(c) shall not be decreased during such period.”

(B)	Paragraph 5(a) shall be amended by the addition of the following provision at the end of such paragraph:

“provided that the Employee agrees not to resign, except for Good Reason (as defined below), during the one-year period following the date of the Change in Control.”

(C)	Paragraph 5(b) shall be deleted in its entirety.

(D)	Paragraph 5(f) shall be amended to read in its entirety as follows:

“Notwithstanding the foregoing provisions, if, within 36 months following the occurrence of a Change in Control, the Employee’s employment by the Company is terminated (i) by the Company other than for Cause, which shall not include any failure to perform his duties hereunder after giving notice or termination for Good Reason, disability or death or (ii) by the Employee for Good Reason, (A)

Employment Agreement

the Company shall pay to the Employee, on the date of his employment termination, a lump sum cash payment in an amount equal to the sum of (x) his unpaid base salary through the date of termination, (y) a pro rata portion of his prior year’s bonus and (z) his Full Salary (as defined below) multiplied by three, and (B) the Employee shall for 36 months following such termination of employment be eligible to participate in all employee benefit plans and arrangements of the Company (such as life, health and disability insurance and automobile arrangements but excluding qualified retirement plans, incentive arrangements and grants of equity awards) to the same extent (including coverage of dependents, if any) and upon the same terms as were in effect immediately prior to the Change in Control. For purposes of this Agreement, “Full Salary” shall mean the Employee’s annual base salary, plus the amount of any bonus or incentive payments (excluding the cash portion of the Company’s long-term incentive program) received by the Employee with respect to the last full fiscal year of the Company prior to the Change in Control for which all bonus or incentive payments (excluding the cash portion of the Company’s long-term incentive program) to be made have been made.”

(E)	Paragraph 8 shall be amended to read in its entirety as follows:

“The Employee may pursue any lawful remedy he deems necessary or appropriate for enforcing his rights under this Agreement following a Change in Control of the Company, and all costs incurred by the Employee in connection therewith (including without limitation attorneys’ fees) shall be promptly reimbursed to him by the Company, regardless of the outcome of such endeavor.”

(ii)	The Employee’s outstanding restricted stock and option awards shall fully vest, and the vested option awards shall remain exercisable through the period ending on the earlier of:

(A)	the later of (I) the third anniversary of the Change in Control or (II) the first anniversary of the date the Employee’s employment with the Company terminates, or

Employment Agreement

(B)	the expiration of the original term of the option.

(iii)	Payments under this Agreement or any other plan or arrangement covering the Employee shall be made without regard to whether the deductibility of such payments (or any other “parachute payments,” as that term is defined in Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), to or for the benefit of the Employee) would be limited or precluded by Section 280G and without regard to whether such payments (or any other “parachute payments” as so defined in said Section 280G ) would subject the Employee to the federal excise tax levied on certain “excess parachute payments” under Section 4999 of the Code (the “Excise Tax”). The Employee shall be entitled to receive one or more payments (each, a “Gross-Up Payment”) which shall be an amount equal to the sum of (a) the Excise Tax imposed on any parachute payment, whether or not payable under this Agreement, and (b) the amount necessary to pay all additional taxes imposed on (or economically borne by) the Employee (including the Excise Tax, state and federal income taxes and all applicable withholding taxes) attributable to the receipt of a Gross-Up Payment, computed assuming the application of the maximum tax rates provided by law. The determination of a Gross-Up Payment shall be made at the Company’s expense by the Company’s independent auditors or by such other certified public accounting firm as the Board of Directors of the Company may designate prior to a Change in Control of the Company. A Gross-Up Payment shall be made at least 14 business days in advance of the due date of any Excise Tax, except that any Gross-Up Payment related to payments pursuant to Paragraph 6(a)(i)(D) shall be made upon termination of employment. In the event of any underpayment or overpayment under this Paragraph 6(a)(iii) as determined by the Company’s independent auditors (or such other firm as may have been designated in accordance with the preceding sentence), the amount of such underpayment or overpayment shall forthwith be paid to the Employee or refunded to the Company, as the case may be, with interest at the applicable federal rate provided for in Section 7872(f)(2) of the Code. The provisions for Gross-Up Payment in this Paragraph 6(a)(iii) shall apply regardless of whether or not the Employee has terminated employment with the Company.
(b)	For purposes of this Agreement, a “Change in Control of the Company” means an event or occurrence set forth in any one or more of clauses (i) through (iv) below (including an event or occurrence that constitutes a Change in Control under one or such clauses but is specifically exempted from another such clause):

(i)	the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (a “Person”) of beneficial ownership of any capital stock or the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under

Employment Agreement

the Exchange Act) 20% or more of either (A) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this paragraph (i), none of the following acquisitions of Outstanding Company Common Stock or Outstanding Company Voting Securities shall constitute a Change in Control: (I) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (II) any acquisition by the Company, (III) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (IV) any acquisition by any corporation pursuant to a transaction which complies with subclauses (A) and (B) of clause (iii) of this Paragraph 6(b); or

(ii)	such time as the Continuing Directors (as defined below) do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term “Continuing Director” means at any date a member of the Board (A) who was a member of the Board on the date of the execution of this Agreement or (B) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (B) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or

(iii)	the consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (A) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally

Employment Agreement

in the election of directors, respectively, of the surviving, resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company’s assets either directly or through one or more other entities) (such resulting or acquiring corporation is referred to herein as the “Acquiring Corporation”) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Stock and Outstanding Company Voting Securities, respectively; and (B) no Person beneficially owns, directly or indirectly, 20% or more of the then outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination); or

(iv)	approval by the stockholders of the Company or a complete liquidation or dissolution of the Company.

(c)	For purposes of this Agreement, “Good Reason” shall mean the occurrence of any of the following events: (i) a reduction in the Employee’s base salary as in effect on the date hereof or as the same may be increased from time to time, except as provided in Paragraph 3(d); (ii) a failure by the Company to pay annual cash bonuses to the Employees in an amount at least equal to the most recent annual cash bonuses paid to the Employee; (iii) a failure by the Company to maintain in effect any material compensation or benefit plan in which the Employee participated immediately prior to the Change in Control, unless an equitable arrangement has been made with respect to such plan, or a failure to continue the Employee’s participation therein on a basis not materially less favorable than existed immediately prior to the Change in Control; (iv) any significant and substantial diminution in the Employee’s position, duties, authorities, responsibilities or title as in effect immediately prior to the Change in Control; (v) any requirement by the Company that the location at which the Employee performs his principal duties be changed to a new location outside a radius of 25 miles from the Employee’s principal place of employment immediately prior to the Change in Control; (vi) any requirement by the Company that the Employee travel on an overnight basis to an extent not substantially consistent with the Employee’s business travel obligations immediately prior to the Change in Control or (vii) the failure of the Company to obtain the agreement, in a form reasonably satisfactory to the Employee, from any successor to the Company to assume and agree to perform this Agreement. Notwithstanding the foregoing, the resignation shall not be considered to be for Good Reason if any such circumstances are fully corrected prior to the date of resignation. The Employee’s right to terminate his employment for Good Reason shall not be affected by his incapacity due to physical or mental illness.

Employment Agreement

7.	Neither the Employee nor, in the event of his death, his legal representative, beneficiary or estate, shall have the power to transfer, assign, mortgage or otherwise encumber in advance any of the payments provided for in this Agreement, nor shall any payments nor assets or funds of the Company be subject to seizure for the payment of any debts, judgments, liabilities, bankruptcy or other actions.

8.	Any controversy relating to this Agreement and not resolved by the Board of Directors and the Employee shall be settled by arbitration in the City of Boston, Commonwealth of Massachusetts, pursuant to the rules then obtaining of the American Arbitration Association, and judgment upon the award may be entered in any court having jurisdiction, and the Board of Directors and Employee agree to be bound by the arbitration decision on any such controversy. Unless otherwise agreed by the parties hereto, arbitration will be by three arbitrators selected from the panel of the American Arbitration Association. The full cost of any such arbitration shall be borne by the Company.

9.	Failure to insist upon strict compliance with any of the terms, covenants, or conditions hereof shall not be deemed a waiver of such term, covenant, or condition, nor shall any waiver or relinquishment of any right or power hereunder at any one or more times be deemed a waiver or relinquishment of such right or power at any other time or times by either party.

10.	All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered personally to the Employee or to the General Counsel of the Company or when mailed by registered or certified mail to the other party (if to the Company, at 45 William Street, Wellesley, Massachusetts 02481, attention General Counsel; if to the Employee, at the last known address of the Employee as set forth in the records of the Company).

11.	This Agreement has been executed and delivered and shall be construed in accordance with the laws of the Commonwealth of Massachusetts. This Agreement is and shall be binding on the respective legal representatives or successors of the parties, but shall not be assignable except to a successor to the Company by virtue of a merger, consolidation or acquisition of all or substantially all of the assets of the Company. This Agreement constitutes and embodies the entire understanding and agreement of the parties and, except as otherwise provided herein, there are no other agreements or understandings, written or oral, in effect between the parties hereto relating to the employment of the Employee by the Company. All previous employment contracts between the Employee and the Company or any of the Company’s present or former subsidiaries or affiliates is hereby canceled and of no effect.

12.	The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company to assume expressly in writing and to agree to perform its obligations under this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain an assumption of this Agreement prior to the effectiveness of succession shall be a

Employment Agreement

breach of this Agreement. As used in this Agreement, “the Company” shall mean the Company as defined above and any successor to its business or assets as aforesaid which assumes and agrees to perform this Agreement, whether by operation of law, or otherwise.

IN WITNESS WHEREOF, the Company has caused its seal to be hereunto affixed and these presents to be signed by its proper officers, and the Employee has hereunto set his hand and seal this 11th day of June, 2004 effective as of the day and year first above written.

(SEAL)

PERKINELMER, INC.

	By:	/s/ Gregory L. Summe
Gregory L. Summe
Chairman and Chief Executive Officer

(SEAL)

	Employee:	/s/ Jeffrey D. Capello
Jeffrey D. Capello

Employment Agreement

Exhibit 10.2(d)

AMENDED AND RESTATED EMPLOYMENT AGREEMENT

This Amended and Restated Employment Agreement (the “Agreement”) made this 10th day of June, 2004 between PerkinElmer, Inc., a Massachusetts corporation (hereinafter called the “Company”), and Robert A. Barrett (hereinafter referred to as the “Employee”).

WITNESSETH:

WHEREAS, the Employee is employed by the Company in a management position pursuant to an Employment Agreement dated as of October 29, 2002 (the “Original Agreement”); and

WHEREAS, the Employee and the Company wish to amend and restate the Original Agreement, with this Agreement to supersede all prior agreements between the parties; and

WHEREAS, the Employee hereby agrees to the compensation herein provided and agrees to serve the Company to the best of his ability during the period of this Agreement.

NOW, THEREFORE, in consideration of the sum of One Dollar, and of the mutual covenants herein contained, the parties agree as follows:

1.	Except as hereinafter otherwise provided, the Company agrees to employ the employee in a management position with the Company, and the Employee agrees to remain in the employment of the Company in that capacity for a period of one year from the date hereof and from year to year thereafter until such time as this Agreement is terminated in accordance with Paragraph 5.

2.	The Employee agrees that, during the specified period of employment, he shall, to the best of his ability, perform his duties, and shall devote his full business time, best efforts, business judgment, skill and knowledge to the advancement of the Company and its interests and to the discharge of his duties and responsibilities hereunder. The Employee shall not engage in any business, profession or occupation which would conflict with the rendition of the agreed-upon services, either directly or indirectly, without the prior approval of the Board of Directors, except for personal investment, charitable and philanthropic activities.

3.	During the period of his employment under this Agreement, the Employee shall be compensated for his services as follows:

(a)	Except as otherwise provided in this Agreement, he shall be paid a salary during the period of this Agreement at a base rate to be determined by the Company on an annual basis. Except as provided in Paragraph 3(d), such annual base salary shall under no circumstances be fixed at a rate below the annual base rate then currently in effect;

(b)	He shall be reimbursed for any and all monies expended by him in connection with his employment for reasonable and necessary expenses on behalf of the Company in accordance with the policies of the Company then in effect;

(c)	He shall be eligible to participate under any and all bonus, benefit, pension, compensation, and equity and incentive plans which are, in accordance with Company policy, available to persons in his position (within the limitation as stipulated by such plans). Such eligibility shall not automatically entitle him to participate in any such plan. The Employee also shall be eligible to participate in the Company’s Supplemental Executive Retirement Plan “SERP” under such terms and conditions as shall be set by the Company in Amendment One to the SERP executed on even date herewith;

(d)	If, because of adverse business conditions or for other reasons, the Company at any time puts into effect salary reductions applicable at a single rate to all management employees of the Company generally, the salary payments required to be made under this Agreement to the Employee during any period in which such general reduction is in effect may be reduced by the same percentage as is applicable to all management employees of the Company generally. Any benefits made available to the Employee which are related to base salary shall also be reduced in accordance with any salary reduction.

4.

(a)    So long as the Employee is employed by the Company and for a period of one year after the termination or expiration of employment, the Employee will not directly or indirectly: (i) as an individual proprietor, partner, stockholder, officer, employee, director, joint venturer, investor, lender, or in any other capacity whatsoever (other than as the holder of not more than one percent (1%) of the total outstanding stock of a publicly held company), engage directly or indirectly in any business or entity which competes with the business conducted by the Company or its affiliates in any city or geographic area in which the Company or its affiliates conduct material operations at the time of termination of employment under this Agreement, except as approved in advance by the Board after full and adequate disclosure; or (ii) recruit, solicit or induce, or attempt to induce, any employee or employees of the company to terminate their employment with, to otherwise cease their relationship with, the Company; or (iii) solicit, divert or take away, or attempt to divert or to take away, the business or patronage of any of the clients, customers or accounts, of the Company that were contacted, solicited or served by the Employee while employed by the Company.

(b)	If any restriction set forth in this Paragraph 4 is found by any court of competent jurisdiction to be unenforceable because it extends for too long a period of time or over too great a range of activities or in too broad a geographical area, it shall be interpreted to extend only over the maximum period of time, range of activities or geographic area as to which it may be enforceable.

(c)	The restrictions contained in this Paragraph 4 are necessary for the protection of the business and goodwill of the Company and are considered by the Employee to

2

Employment Agreement

be reasonable for such purpose. The Employee agrees that any breach of this Paragraph 4 will cause the Company substantial and irrevocable damage and therefore, in the event of any such breach, in addition to such other remedies which may be available, the Company shall have the right to seek specific performance and injunctive relief.

(d)	The Employee agrees to sign and be bound by the Employee Patent and Proprietary Information Utilization Agreement in the form attached hereto.

(e)	During the period of his employment by the Company or for any period during which the Company shall continue to pay the Employee his salary under this Agreement, whichever shall be longer, the Employee shall not in any way whatsoever aid or assist any party seeking to cause, initiate or effect a Change in Control of the Company as defined in Paragraph 6 without the prior approval of the Board of Directors.

5.	Except for the Employee covenants set forth in Paragraph 4 which covenants shall remain in effect for the periods stated therein, and subject to Paragraph 6, this Agreement shall terminate upon the happening of any of the following events and (except as provided herein) all of the Company’s obligations under this Agreement, including, but not limited to, making payments to the Employee shall cease and terminate:

(a)	On the effective date set forth in any resignation submitted by the Employee and accepted by the Company, or if no effective date is agreed upon, the date of receipt by the Company of such resignation letter;

(b)	On the date set forth in a written notice of termination given by the Company to the Employee (the “Paragraph 5(b) Termination Date”);

(c)	At the death of the Employee;

(d)	At the termination of the Employee for cause. As used in the Agreement, the term “cause” shall mean:

(i)	Misappropriating any funds or property of the Company;

(ii)	Unreasonable refusal to perform the duties assigned to him under this Agreement;

(iii)	Conviction of a felony;

(iv)	Continuous conduct bringing notoriety to the Company and having an adverse effect on the name or public image of the Company;

(v)	Violation of the Employee’s covenants as set forth in Paragraph 4 above; or

3

Employment Agreement

(vi)	Continued failure by the Employee to observe any of the provisions of this Agreement after being informed of such breach.

(e)	Twelve months after written notice of termination (a “Disability Termination Notice”) is given by the Company to the Employee based on a determination by the Board of Directors that the Employee is disabled (which, for purposes of this Agreement, shall mean that the Employee is unable to perform his regular duties, with such determination to be made by the Board of Directors, in reliance upon the opinion of the Employee’s physician or upon the opinion of one or more physicians selected by the Company). A Disability Termination Notice shall be deemed properly delivered if given by the Company to the Employee on the 184th day of continuous disability of the Employee. Notwithstanding the foregoing, if, during the twelve-month period following proper delivery of a Disability Termination Notice as aforesaid, the Employee is no longer disabled and is able to return to work, such Disability Termination Notice shall be deemed automatically rescinded upon the Employee’s return to work, and the employment of the Employee shall continue in accordance with the terms of this Agreement. During the first 184 days of continuous disability of the Employee, the Company will make periodic payments to the Employee in an amount equal to the difference between his base salary and the benefits received by the Employee under the Company’s Short-Term Disability Income Plan. During the twelve-month period following proper delivery of a Disability Termination Notice as aforesaid, the Company will make periodic payments to the Employee in an amount equal to the difference between his base salary and the benefits provided by the Company’s Long-Term Disability Plan. If any payments to the Employee under the Company’s Long-Term Disability Plan are not subject to federal income taxes, the payments to be made directly by the Company pursuant to the preceding sentence shall be reduced such that the total amount received by the Employee (from the Company and from the Long-Term Disability Plan), after payment of any income taxes, is equal to the amount that the Employee would have received had he been paid his base salary, after payment of any income taxes on such base salary.

(f)	In the event of the termination of the Employee by the Company pursuant to Paragraph 5(b) above, and subject to the Employee’s full execution of a severance agreement and release drafted by and satisfactory to counsel for the Company, the Employee shall, for a period of six (6) months from the Paragraph 5(b) Termination Date, (i) continue to receive his base salary, which shall be payable in accordance with the payment schedule in effect immediately prior to his employment termination, and (ii) continue to be entitled to participate in all employee benefit plans and arrangements of the Company (such as life, health and disability insurance and automobile arrangements but excluding qualified retirement plans, incentive arrangements and grants of equity awards) to the same extent (including coverage of dependents, if any) and upon the same terms as were in effect immediately prior to his termination. In addition, effective on the date this Agreement shall terminate, the Employee shall, for purposes of calculating the amount of his benefit payable under the SERP pursuant to Paragraph 5.1 thereof, be credited with six additional months of “credited service”.

4

Employment Agreement

(g)	In the event of a termination of employment pursuant to Paragraph 5(a), (c) or (d), the Company shall pay the Employee his base salary through the date of termination of employment. The Employee shall not be entitled to receive any additional compensation beyond his date of termination.

6.	(a) In the event of a Change in Control of the Company (as defined below),

(i)	The provisions of this Agreement shall be amended as follows:

(A)	Paragraph 1(a) shall be amended to read in its entirety as follows:

“Except as hereinafter otherwise provided, the Company agrees to continue to employ the Employee in a management position with the Company, and the Employee agrees to remain in the employment in the Company in that capacity, for a period of three (3) years from the date of the Change in Control. Except as provided in Paragraph 3(d), the Employee’s salary as set forth in Paragraph 3(a) and his other employee benefits pursuant to the plans described in Paragraph 3(c) shall not be decreased during such period.”

(B)	Paragraph 5(a) shall be amended by the addition of the following provision at the end of such paragraph:

“provided that the Employee agrees not to resign, except for Good Reason (as defined below), during the one-year period following the date of the Change in Control.”

(C)	Paragraph 5(b) shall be deleted in its entirety.

(D)	Paragraph 5(f) shall be amended to read in its entirety as follows:

“Notwithstanding the foregoing provisions, if, within 36 months following the occurrence of a Change in Control, the Employee’s employment by the Company is terminated (i) by the Company other than for Cause, which shall not include any failure to perform his duties hereunder after giving notice or termination for Good Reason, disability or death or (ii) by the Employee for Good Reason, (A) the Company shall pay to the Employee, on the date of his employment termination, a lump sum cash

5

Employment Agreement

payment in an amount equal to the sum of (x) his unpaid base salary through the date of termination, (y) a pro rata portion of his prior year’s bonus and (z) his Full Salary (as defined below) multiplied by three, and (B) the Employee shall for 36 months following such termination of employment be eligible to participate in all employee benefit plans and arrangements of the Company (such as life, health and disability insurance and automobile arrangements but excluding qualified retirement plans, incentive arrangements and grants of equity awards) to the same extent (excluding coverage of dependents, if any) and upon the same terms as were in effect immediately prior to the Change in Control. For purposes of this Agreement, “Full Salary” shall mean the Employee’s annual base salary, plus the amount of any bonus or incentive payments (excluding the cash portion of the Company’s long-term incentive program) received by the Employee with respect to the last full fiscal year of the Company prior to the Change in Control for which all bonus or incentive payments (including the cash portion of the Company’s long-term incentive program) to be made have been made.”

(E)	Paragraph 8 shall be amended to read in its entirety as follows:

“The Employee may pursue any lawful remedy he deems necessary or appropriate for enforcing his rights under this Agreement following a Change in Control of the Company, and all costs incurred by the Employee in connection therewith (including without limitation attorneys’ fees) shall be promptly reimbursed to him by the Company, regardless of the outcome of such endeavor.”

(ii)	The Employee’s outstanding restricted stock and option awards shall fully vest, and the vested option awards shall remain exercisable through the period ending on the earlier of:

(A)	the later of (I) the third anniversary of the Change in Control or (II) the first anniversary of the date the Employee’s employment with the Company terminates, or

(B)	the expiration of the original term of the option.

6

Employment Agreement

(iii)	The Employee shall become fully vested in the SERP and, for purposes of calculating the amount of his benefit payable under the SERP pursuant to Paragraph 5.1 thereof, shall be credited with three additional years of “credited service”.

(iv)	Payments under this Agreement or any other plan or arrangement covering the Employee shall be made without regard to whether the deductibility of such payments (or any other “parachute payments,” as that term is defined in Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), to or for the benefit of the Employee) would be limited or precluded by Section 280G and without regard to whether such payments (or any other “parachute payments” as so defined in said Section 280G ) would subject the Employee to the federal excise tax levied on certain “excess parachute payments” under Section 4999 of the Code (the “Excise Tax”). The Employee shall be entitled to receive one or more payments (each, a “Gross-Up Payment”) which shall be an amount equal to the sum of (a) the Excise Tax imposed on any parachute payment, whether or not payable under this Agreement, and (b) the amount necessary to pay all additional taxes imposed on (or economically borne by) the Employee (including the Excise Tax, state and federal income taxes and all applicable withholding taxes) attributable to the receipt of a Gross-Up Payment, computed assuming the application of the maximum tax rates provided by law. The determination of a Gross-Up Payment shall be made at the Company’s expense by the Company’s independent auditors or by such other certified public accounting firm as the Board of Directors of the Company may designate prior to a Change in Control of the Company. A Gross-Up Payment shall be made at least 14 business days in advance of the due date of any Excise Tax, except that any Gross-Up Payment related to payments pursuant to Paragraph 6(a)(i)(D) shall be made upon termination of employment. In the event of any underpayment or overpayment under this Paragraph 6(a)(iv) as determined by the Company’s independent auditors (or such other firm as may have been designated in accordance with the preceding sentence), the amount of such underpayment or overpayment shall forthwith be paid to the Employee or refunded to the Company, as the case may be, with interest at the applicable federal rate provided for in Section 7872(f)(2) of the Code. The provisions for Gross-Up Payment in this Paragraph 6(a)(iv) shall apply regardless of whether or not the Employee has terminated employment with the Company.

(b)	For purposes of this Agreement, a “Change in Control of the Company” means an event or occurrence set forth in any one or more of clauses (i) through (iv) below (including an event or occurrence that constitutes a Change in Control under one or such clauses but is specifically exempted from another such clause):

(i)	the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as

7

Employment Agreement

amended (the “Exchange Act”) (a “Person”) of beneficial ownership of any capital stock or the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 20% or more of either (A) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this paragraph (i), none of the following acquisitions of Outstanding Company Common Stock or Outstanding Company Voting Securities shall constitute a Change in Control: (I) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (II) any acquisition by the Company, (III) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (IV) any acquisition by any corporation pursuant to a transaction which complies with subclauses (A) and (B) of clause (iii) of this Paragraph 6(b); or

(ii)	such time as the Continuing Directors (as defined below) do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term “Continuing Director” means at any date a member of the Board (A) who was a member of the Board on the date of the execution of this Agreement or (B) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (B) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or

(iii)	the consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (A) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such

8

Employment Agreement

Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the surviving, resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company’s assets either directly or through one or more other entities) (such resulting or acquiring corporation is referred to herein as the “Acquiring Corporation”) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Stock and Outstanding Company Voting Securities, respectively; and (B) no Person beneficially owns, directly or indirectly, 20% or more of the then-outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination); or

(iv)	approval by the stockholders of the Company or a complete liquidation or dissolution of the Company.

(c)	For purposes of this Agreement, “Good Reason” shall mean the occurrence of any of the following events: (i) a reduction in the Employee’s base salary as in effect on the date hereof or as the same may be increased from time to time, except as provided in Paragraph 3(d); (ii) a failure by the Company to pay annual cash bonuses to the Employees in an amount at least equal to the most recent annual cash bonuses paid to the Employee; (iii) a failure by the Company to maintain in effect any material compensation or benefit plan in which the Employee participated immediately prior to the Change in Control, unless an equitable arrangement has been made with respect to such plan, or a failure to continue the Employee’s participation therein on a basis not materially less favorable than existed immediately prior to the Change in Control; (iv) any significant and substantial diminution in the Employee’s position, duties, authorities, responsibilities or title as in effect immediately prior to the Change in Control; (v) any requirement by the Company that the location at which the Employee performs his principal duties be changed to a new location outside a radius of 25 miles from the Employee’s principal place of employment immediately prior to the Change in Control; (vi) any requirement by the Company that the Employee travel on an overnight basis to an extent not substantially consistent with the Employee’s business travel obligations immediately prior to the Change in Control or (vii) the failure of the Company to obtain the agreement, in a form reasonably satisfactory to the Employee, from any successor to the Company to assume and agree to perform this Agreement. Notwithstanding the foregoing, the resignation shall not be considered to be for Good Reason if any such circumstances are fully corrected prior to the date of resignation. The Employee’s right to terminate his employment for Good Reason shall not be affected by his incapacity due to physical or mental illness.

9

Employment Agreement

7.	Neither the Employee nor, in the event of his death, his legal representative, beneficiary or estate, shall have the power to transfer, assign, mortgage or otherwise encumber in advance any of the payments provided for in this Agreement, nor shall any payments nor assets or funds of the Company be subject to seizure for the payment of any debts, judgments, liabilities, bankruptcy or other actions.

8.	Any controversy relating to this Agreement and not resolved by the Board of Directors and the Employee shall be settled by arbitration in the City of Boston, Commonwealth of Massachusetts, pursuant to the rules then obtaining of the American Arbitration Association, and judgment upon the award may be entered in any court having jurisdiction, and the Board of Directors and Employee agree to be bound by the arbitration decision on any such controversy. Unless otherwise agreed by the parties hereto, arbitration will be by three arbitrators selected from the panel of the American Arbitration Association. The full cost of any such arbitration shall be borne by the Company.

9.	Failure to insist upon strict compliance with any of the terms, covenants, or conditions hereof shall not be deemed a waiver of such term, covenant, or condition, nor shall any waiver or relinquishment of any right or power hereunder at any one or more times be deemed a waiver or relinquishment of such right or power at any other time or times by either party.

10.	All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered personally to the Employee or to the General Counsel of the Company or when mailed by registered or certified mail to the other party (if to the Company, at 45 William Street, Wellesley, Massachusetts 02481, attention General Counsel; if to the Employee, at the last known address of the Employee as set forth in the records of the Company).

11.	This Agreement has been executed and delivered and shall be construed in accordance with the laws of the Commonwealth of Massachusetts. This Agreement is and shall be binding on the respective legal representatives or successors of the parties, but shall not be assignable except to a successor to the Company by virtue of a merger, consolidation or acquisition of all or substantially all of the assets of the Company. This Agreement constitutes and embodies the entire understanding and agreement of the parties and, except as otherwise provided herein, there are no other agreements or understandings, written or oral, in effect between the parties hereto relating to the employment of the Employee by the Company. All previous employment contracts, letter agreements or other understandings between the Employee and the Company or any of the Company’s present or former subsidiaries or affiliates is hereby canceled and of no effect.

12.	The Company shall require any successor (whether direct or indirect, by purchase, merger, (consolidation or otherwise) to all or substantially all of the business or assets of the Company to assume expressly in writing and to agree to perform its obligations under

10

Employment Agreement

this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain an assumption of this Agreement prior to the effectiveness of succession shall be a breach of this Agreement. As used in this Agreement, “the Company” shall mean the Company as defined above and any successor to its business or assets as aforesaid which assumes and agrees to perform this Agreement, whether by operation of law, or otherwise.

IN WITNESS WHEREOF, the Company has caused its seal to be hereunto affixed and these presents to be signed by its proper officers, and the Employee has hereunto set his hand and seal this 10th day of June, 2004 effective as of the day and year first above written.

(SEAL)

PERKINELMER, INC.

By:	/s/ Gregory L. Summe
Gregory L. Summe
Chairman and Chief Executive Officer

Employee:	/s/ Robert A. Barrett
Robert A. Barrett

11

Employment Agreement